SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2005

UST Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17506	06-1193986

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE PAGE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.

     A copy of the press release issued by UST Inc. on January 27, 2005 describing its results of operations for, and its financial condition as of, the fourth quarter and fiscal year ended December 31, 2004, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	Press Release dated January 27, 2005

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SIGNATURE PAGE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2005

UST INC.
By:	/s/ James D. Patracuolla
	Name:	James D. Patracuolla
	Title:	Vice President and Controller

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EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated January 27, 2005

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